Exhibit 99.1
Welcome to Investor Day September 20, 2022 Analyst and Investor Presentation

Management Team Presenters Peter Crage EVP, Chief Financial Officer Jonathan Pertchik Chief Executive Officer Brett Hecker DVP, Fuel Lloyd Sanford SVP, Fleet Sales Homer Hogg VP, Truck Service Operations Kevin Kelly SVP, Hospitality Karen Kaminski SVP, Human Resources Sandy Rapp SVP, CIO Tina Arundel Sr Director, Communications Dean Bushey SVP, Sustainability Dennis King SVP, Corporate Development 2

THE NEW TA September 20, 2022 Analyst and Investor Presentation

Warning Concerning Forward-Looking Statements and Non-GAAP Financial Measures

This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "will," "may" and negatives and derivatives of these or similar expressions, we are making forward-looking statements. Forward-looking statements in this presentation relate to various aspects of our business, including statements about TravelCenters of America Inc.'s ("TA," "the Company," "our," or "we") financial targets; transformation plan, including TA's growth strategy, IT development and other anticipated operational initiatives; franchise expansion expectations; use of artificial intelligence and other technology to improve fuel margin; truck service growth; alternative energy opportunities; fleet customer strategy, including the impact of a private label billing card; hospitality improvements; and anticipated acquisitions. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed and may not occur.

Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control, such as demand for trucking services, fuel price volatility, fuel supply disruption, the availability and cost of labor, and acts of terrorism, geopolitical risks, war, public health crises, such as the COVID-19 pandemic, or other man-made or natural disasters. For example: (a) the site locations we acquire may not generate increased operating income or it may take longer than we expect for these sites to generate sufficient profitability, if at all; (b) managing and integrating acquired, developed and franchised locations may be more expensive than anticipated and expose us to new liabilities and financial losses; (c) we may not have sufficient collateral or we may be unable to identify lenders willing to increase their commitments to us or join our credit facility; (d) we may be unable to monetize our existing unencumbered real estate; (e) improved fuel efficiency and alternative fuel technologies or other means of transportation that may be developed and widely adopted could reduce demand for the fuel we sell; (f) customer demand and competitive conditions may significantly impact our nonfuel revenues and the cost of our nonfuel products; (g) our suppliers may be unwilling or unable to extend to us reasonable credit terms for our purchases; (h) our working capital requirements may increase; (i) transaction fees associated with fuel cards used by our customers may increase and further reduce our profits; (j) our return on investment in the growth of our business may be less than anticipated; (k) compliance with, and changes to, federal, state and local laws and regulations may adversely affect our operating environment; (l) litigation in which we are involved may be expensive and distract management, and the outcome of such litigation could adversely affect the business; (m) we may be susceptible to actual and potential conflicts of interest with our related parties, and the benefits we anticipate from such relationships may not materialize; and (n) increased fuel prices resulting from responses to international conflicts may impact our profitability and demand for fuel.

These and other risks identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission, or SEC, as well as the other information we file with the SEC could cause our results to differ from those stated or implied by our forward-looking statements. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. You should not place undue reliance upon forward-looking statements. Except as required by law, we undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise.

Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we make no representation as to the adequacy, fairness, accuracy and completeness of any information from third-party sources.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP. TA believes the non-GAAP financial measures in this presentation are meaningful supplemental disclosures because they may help investors gain a better understanding of changes in TA's operating results and its ability to pay rent or service debt when due, make capital expenditures and expand its business. These non-GAAP financial measures also may help investors to make comparisons between TA and other companies and to make comparisons of TA's financial and operating results between periods. Management uses these measures in developing internal budgets and forecasts and analyzing TA's performance. Reconciliations of those metrics to the most directly comparable financial measure calculated in accordance with GAAP are included herein.

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Jonathan Pertchik Chief Executive Officer Key Highlights

Meet Our Team Members Transformational Value Creation “Graduation”, Future Value Creation & Growth Current Valuation 1 2 3 4 TA’s Mission: “Return every traveler to the road better than they came” 6 Themes for Investor Day

Welcome to TA: Largest Publicly Traded Travel Center Company in U.S.

TravelCenters of America

TA is located along America's highways – Our large sites are known for the widest breadth of hospitality and truck service offerings

276
Travel Centers Operating Under 3 Brands

TA | PETRO Stopping Centers | TA EXPRESS

25+
Average Acres Per Site

~2.3 Billion
Gallons of Fuel Sold in 2021

50
Year Operating History

14
Year Public Market Presence

~$300M
TTM Adj. EBITDA*

450+
Quick Service Restaurants*

150+
Full Service Restaurants*

200
Average Truck Parking Spots

18,000+
Team Members

TOP WORK PLACES 2022 THE PLAIN DEALER cleveland.com

USA TODAY 10Best READERS' CHOICE 2022

FORTUNE 500 RANKING AMERICA'S BIGGEST COMPANIES

*As of July 2022 unless otherwise noted. Includes Franchise Locations.

©2022 *Fortune* Media IP Limited. All rights reserved. Used under license.

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People: •Leadership reorg •Mission, Vision and Values •Centralized procurement •Corporate development •Hospitality / Commercial divisions •Budget development Plan: •Transformation playbook Purse: •Cost discipline •Fortress balance sheet •Visibility and accountability Investing in Growth (2021) Mission, Vision, Values Corporate Reorganization Understand the Customer One Version of the Truth Resilience and Growth (2022 -2023) Planning and Preparation (2020) TA has undertaken a comprehensive transformation starting in December 2019, which remains in its “early innings” of value creation Focus: •Execute on highest generating opportunities •Focus on newly normalized growth •Drive enhanced resilience IT: •Continue systems overhaul Scale Growth: •Continue to increase footprint •Determine run-rate and scale eTA: •Carefully roll out passenger EV •Begin heavy-duty strategy Foundational Pillars 8 Transformation: The Last 2.5 Years Capital Plan Development: •Site refreshes •Merchandise, Store, Retail and Restaurant improvements •Technology transformation IT Infrastructure Redevelopment: •Begin multi-tear overhaul of technology and systems Leadership Development: •Further investment in leadership Growth: •Franchise and M&A The Future: •Development of eTA

The Transformation – despite adverse financial effects of COVID – has been highly effective financially, generating record Adjusted EBITDA in 2020 and 2021 since the 2007 IPO and demonstrating resilience and sustainability over the past 30 months. $131M $146M $220M 2019*2020**20212022 TTM Q2*** Adjusted EBITDA * Transformation start date: December 2019 ** COVID start date: March 2020 *** Gray bar: Q2 2022 Adjusted EBITDA $296M Financial Results Reflect Transformation 9

Through COVID, TA created a “fortress” balance sheet that provided safety, security and ability to invest in growth Very limited liquidity Debt and equity raise, and enhanced performance created safety particularly during uncertain economic times driven by COVID Conservative approach to provide maximum optionality while establishing a growth machine through acquisitions and investing in peopleandtechnology As 2022 nears end, carefully evaluating future capital needs to determine best balance of growth, safety and capital efficiency $102M $553M $751M 12/31/201912/31/20206/30/2022 Liquidity* Start Progress Surplus Plans 10 Results Matched by Balance Sheet Improvements *Liquidity = Cash and cash equivalents plus net availability on revolver

While still trading at compressed EBITDA multiple, TA has dramatically improved its stock price and market cap $8.89 $58.96 12/16/2019*9/16/2022 Stock Price $72M $876M 12/16/2019*9/16/2022 Market Cap 11 Stock Price and Market Cap: Improving with Much Higher Ceiling *Opening Share Price Market Cap = Share Price Multiplied By Shares Outstanding EBITDA Multiple = Enterprise Value Divided By Annual EBITDA

12 ResilienceStrengthEfficiencyGrowth Deliver strong financial performance in varying market conditions Maintain and continue to improve a strong and durable foundation Driving continual process improvement across TA Robust growth through internal improvement and network growth Following our 2.5 year transformation…. We introduce the NEW TA TA’s sequential, consistent success over 10 quarters, through extraordinarily dynamic circumstances, provides basis to shift away from “transformation” and graduate to a new stable state Celebrating Graduation Day

> 10% annual increase in Truck Service revenue Continuation of engaged culture focused on cost discipline, metrics, visibility, accountability and alignment Continual introduction of efficient technology and systems, and leveraging AI and Machine Learning Bottom-line growth through process improvement and with game- changing initiatives Network growth through high-return capital investments and efficient capital allocation Priorities and Focus Defining the future of on-highway mobility through a commitment to energy transition 13 The Next Few Years

• Long-Term Targets • Current Valuation • Capital Allocation Principles 14 14 Shareholder Engagement

Dennis King SVP, Corporate Development Network Growth

Corporate Development institutionalizes innovation, adaptability, and growth 1)Led the transformation in partnership with the c-suite 2)Serve as the business unit to drive change and innovation 3)Drive network growth through acquisition, franchising and real estate 16 Partnerships and Acquisitions Real Estate Transformation Support Franchising Data and Analytics What is Corporate Development

17 Who is Corporate Development?

•In early 2020, we launched a transformation that instilled a drastic change in cultural discipline, measurement and accountability •For the next two years, we operationalized transformational initiatives , delivered impact and invested in future innovation •We are graduating to a new normal of driving strength, innovation and growth that is now part of our DNA 18 Transformation Leadership to Growth and Innovation

Fuel Fleet Sales Franchise Truck Service Restaurants Retail Area Key Action or Initiative •Improve fuel purchasing practices •Apply artificial intelligence to fuel pricing •Launch small fleet/private label fleet card •Improve pricing and profitability measurement •Increase tech retention •Grow Mobile Maintenance, ERA business •Revisit FSR operating model for each site •Expand strong QSR brand presence •Eliminate existing inefficiencies •Launch improved merchandising •Expand franchise base •Improve offerings to current franchises Network Growth •Acquire franchise and independent travel centers and truck service facilities Diversified set of strategic initiatives ensures we are delivering sustained value across a broad set of activities Opportunities by Business 19

20 Corporate Development supports development ofmeaningful relationships to differentiate, innovate and grow Partnership Development Philosophy of creating fewer more meaningful relationships with companies that allow TA to innovate and grow

•Very high flow-through to TA •Very attractive offering because of significant synergies to franchisees; and no other meaningful alternatives •Successful franchise growth with many new builds filling network gaps •Providing additional opportunities to broaden offering and increase sales without any capital required 21 20202021 2022 FY Forecast 2023 Forecast 2024 Forecast Franchise Signings 212625 –303035 New Site Openings 105720 –2525 Network Growth: Franchise

•Solid a cquisition team and refinedprocess to evaluate and acquire attractive travel centers and truck service facilities •Developed a strong pipeline of attractive targets based on heat map analytics and a prioritization of strong corridors •Acquired three former franchise locations with another four independent locations expected in 2022 • Outperforming underwriting on this year’s acquisitions 22 Petro Raphine Petro Oak Grove TA Lexington FY22 Closed Acquisitions: 3 Current Pipeline: $50-60M Network Growth: Acquisition

What’s Next? •Graduating from transformational to stable-state growth and innovation company •Continue to source and execute network growth plan across franchising and acquisitions •Continue to partner with TA business units to uncover game-changing opportunities while ensuringmaximum harvesting of financial opportunity on all initiatives 23

Brett Hecker DVP, Fuel Supply Fuel Supply

TA Fuel Business: Introduction

2.3B	500+	300,000+	~99.9%
Annual Fuel Gallons Sold	Daily Purchasing Optimization Decisions	Annual Loads Purchased	Fuel Availability

Fuel Business: Key Takeaways

- Sell gasoline, diesel, DEF, biodiesel, LNG and hydrogen
- TA Purchasing Model is resilient and optimizes margin
- Fuel Team and process improvements are structurally driving incremental value within a favorable margin environment
- Potentially game-changing initiatives including use of artificial intelligence (AI) and machine learning are expected to harvest further margin improvements in the future

TA's Gas Brands

Valero, bp, Phillips 66, Sinclair, Shell, Marathon, Chevron, TravelCenters of America, ExxonMobil

TA's Diesel Brands

TA, PETRO Stopping Centers, TA Express

Figures provided reference fiscal year 2021.

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26 Opportunity Guiding Principles 1)Sound load management system with opportunity to improve 2)Resistance to change 3)Small, underutilized team with minimal training 4)Underperformance caused by little to no investment in critical processes and strategy 1)Better leveraging of technology to drive efficiency and performance 2)Optimizing purchasing and pricing decisions through broader use of data 3)Scalable, repeatable and consistent playbook with focus on continuous improvement 4)Invest in our people, suppliers, and customers TA’s fuel supply department needed enhanced leadership, improved strategy and direction Fuel Supply

• New Leadership :New Leaders promoted and added in 2021 • Increased Resources :Increased Logistics Coordinators by 33% and Supply Management by 50% • Structured Training :Organized and structured weekly team training • Structured Team-Building :Organized, weekly fuel department team-building meetings focused on brainstorming, individual recognition, team announcements, and process improvement • Economies of Scale Purchasing :Periodic, regional RFP process • Technology : Enhancement to load management system including contract management module 27 TA’s fuel supply management team has made changes over the past 1-2 years that have generated structural performance improvements leading to increased margin Accomplishments and Results

TA’s multiple source purchasing model allows fuel supply management team to capitalize on micro-market dislocations based on time and geography to create incremental margin Site A TA’s team can adjust load sourcing and timing to achieve more favorable economics by: 1)Buying from same source but on a different day; or 2)Buying from different sources This process is monitored and managed for each of our non-franchise sites all day, every day Source 2 Source 1 Source 3 Monday Tuesday Source 2 Source 1 Source 3 Source 4 Effective Purchasing Model 28

TA is working on potentially game-changing initiatives that could materially increase the most significant diesel margin customer segments Near-Term • AI :Street diesel pricing; Fuel supply inventory level and loadmanagement • Optical Character Recognition (OCR) :Improve accuracy and timeliness of fuel purchasing data 29 Exploratory • Technology Improvements :Further enhancements to proprietary load management tool • Deeper in Supply Chain :Hauling, rail, additional pipeline shipping capabilities, terminal positions and joint ventures and partnerships 29 Future Value Creation

Lloyd Sanford SVP, Fleet Sales Fleet Sales

TA Fleet Sales: Our Customers

TravelCenters of America

Support trucking companies of all shapes and sizes in North America with recent focus on non-traditional and small fleet

~30,000	91%	2+ Billion	$7+ Billion
Customers	Largest Fleets in U.S. Served by TA	Annual Diesel Gallons	Total Business Impact

Team of 50+ directly involved in selling:

- Fuel
- DEF
- Truck Service



31

Figures provided reference fiscal year 2021. $7B business impact includes fuel, truck service, and related hospitality nonfuel revenues.

32 TA Market Share Formula = TA Diesel Volume Diesel Consumed by Class 3-8 Trucks (1) TA’s estimated share of the US Diesel Market has demonstrated steady growth over the past 3 years and compared to industry has gone from underperforming to outperforming (1)Derived from information published by the U.S. Department of Energy and the Energy Information Administration (2)TA Gallons include Franchise Locations 5.1% 4.9% 4.9% 5.1% 5.7% 5.5% 6.0% 6.3% 6.6% 6.3% 6.2% 6.5% 6.8% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 8.5 8.6 8.7 8.8 8.9 9 9.1 9.2 9.3 9.4 9.5 9.6 Q1 2019Q2 2019Q3 2019Q4 2019Q1 2020Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022 TA Market Share % Quarterly Gallons (Billions) Trucking Industry Diesel Volume TA Market Share U.S. Diesel Market Share

*Non-traditional fleet business has been a significant growth engine and shift in overall sales strategy Gallons Diesel Gross Margin Large Fleets30-40%20-30% *Non-Traditional Fleets ~60%>60% Small Fleets<10%<10% 2B+ Gallons 10% Street 90% Fleet • Generates $20M+/year in margin today • For example, 20% lift in each of next 3 years could generate incremental annual margin of >$15M+ by end of year 3 Significant portion of our diesel volume is mid-to long-term, contract based and includes both fuel sales and Truck Service; Substantial diesel gross margin opportunity exists within small fleet sector • Generates $200M+/year in margin • For example, 5% lift in each of next 3 years could generate incremental annual margin of >$30M by end of year 3 Diesel Business Breakdown 33 Figures provided reference fiscal year 2021.

Existing •Aligned compensation with individual performance and company objectives •Increased recognition and sales- based awards •Increased c-suite peer-to-peer support and communication with largest fleet customers •Doubledsize of Inside Sales Team to drive small fleet growth Yet-to-be-Harvested •Major IT improvements to data capabilities, sales process and billing system to improve ability to price and further support largest fleets to launch 1Q23 •Constructed and launched private label billing card targeting small fleets 34 Initiatives and Accomplishments

35 Successfully rolled out "best-in-class" small fleet program earlier this year, which represents a potential solution for any size fleet New Private Label Card •Can replace direct billed fuel accounts, UltraONESelect and UltraONEUniversal •Powered and supported by WEX/EFS and accepted everywhere WEX/EFS is accepted •One Card Solution for Diesel, Diesel Exhaust Fluid (DEF) Gasoline, Cash, ATM, Repairs, Scales, Parking, etc. •Designed following comparison to wide range of competitor offerings •Extends credit to small fleets (on 3rd party balance sheet) •Loyalty perks •No fee to apply and no monthly maintenance fees •No transaction fees to fuel at TA/Petro/TA Express

Homer Hogg Truck Service VP, Truck Service

Introduction to Truck Service

TA's Truck Service business is a rapidly growing differentiator that creates more connected trusted relationships with professional drivers and TA brand

250+ Sites	**1,100+** Bays	**1,000** Trucks
3,000+ Techs	**2,000,000+** Work Orders	**550,000+** Tires
200,000+ Emergency Calls	**500,000+** Oil Changes	**160,000+** Diagnostic Services



Mobile Maintenance Percent of Truck Service Revenue
4%
9%
11%
15%
2019
2020
2021
YTD 2022

In-Bay

Mobile Maintenance (OnSite)

Emergency Roadside Assistance (RoadSquad)

Figures provided reference fiscal year 2021.

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Truck Service

TA's Truck Service department was fragmented, required root cause analysis, and fundamental efficiency and retention improvement

Opportunity

1) Siloed approach to pricing
2) Failing to measure tech efficiency
3) Falling behind in technology
4) Distrust between field and corporate
5) Disconnect between execution and market demand
6) No growth strategy

Guiding Principles

1) Build capacity through improved tech hiring, compensation and retention
2) Improve tech efficiency
3) Leverage technology
4) Team-building and engagement
5) Growth through improving relationships and acquisitions

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Accomplishments and Results

Improved leadership, focus on efficiency measurement and operational effectiveness have generated sales and margin growth

Improved leadership

- Promotions, reorganization, atmosphere/culture/team building

Technician Efficiency

- 14% improvement since 2019 due to per site root cause analyses
- Front line leadership engagement

Centralized Training Centers

- ~100 graduates participating in state and national competitions

Industry Activities and Recognition

- Technicians have won 266 industry awards
- Bowling Green Retread Facility won Goodyear Best Retread Plant

Price Book and Cost Management

- Pricing and cost management drove margin growth versus prior year

Growth

- Added heavy-duty trailer repair
- Expanded MMT by adding trucks





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Expanding Services and Footprint •Expanding heavy duty trailer repair •Growing stand-alone mobile maintenance (MMT) by adding trucks to current locations •Placing MMT trucks in regions without a travel center •Adding standalone TS locations Grow Technicians •Enhanced recruiting efforts •Increasing efforts on retention •Tweaks to compensationstructure Leveraging Technology •Improving customer support technology •More sophisticated volume-based discounts •Continual refinements in pricing 40 Truck Service continues to focus on small process improvements while expanding its offering, expanding its footprint and better leveraging technology 40 Future Value Creation

Kevin Kelly Hospitality SVP, Hospitality

Introduction to Hospitality

TravelCenters of America

150+ Restaurants*	**330+** Stores	**6,000,000+** Showers	**40,000+** Parking Spots	**2,500,000+** Pork Chops
450+ Fast Food*	**250,000+** Distribution Center Sq Ft	**2,600,000+** CAT Scale Transactions	**1,500,000+** Parking Spots Sold	**26%** Higher ATM Withdraw Avg

- Larger sites
- More amenity offerings
- Greater variety of food offerings

Figures provided reference TTM June 30, 2022, unless otherwise noted.
*As of July 2022. Includes Franchise Locations.

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43 TA’s Hospitality Department needed brand standards, integrated systems, and process overhauls to support TA’s transformation Opportunity Guiding Principles 1)Lacked well-defined and documented brand/design standards 2)Inconsistent and disparate data made it hard to understand our customers 3)Inefficient manual processes 4)Poor customer experience 1)Customer-centric, data-driven approach 2)Operational efficiency and excellence 3)Simplify, scalable, repeatable 4)Service, Convenience, and Value Hospitality

Accomplishment and Results

Changes over past 1 – 2 years have generated substantially improved financial performance through incredibly dynamic period

Organizational Design and Leadership: Singular site-level P&L ownership, improved leadership including VPs to manage transformation, consolidated hospitality functions, align field specialists

Customer Segmentation: Studied our gas / diesel customers and their mission drivers, and improved merchandising based thereon

Sense of Place: Invested in right national food brands, invested in our amenity offerings, reflowed our C-stores

Operational Excellence: Streamlined menus, optimized pricing, day-part, production and margin, improved and automated truck to shelf and price book/replenishment process, aligned with consolidated procurement function; Multiple Kaizen sessions to drive process improvement

Technology: Examples have included testing self check-out at 13 locations with more in the pipeline, handheld inventory management, etc.

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TA is working on customer-centric initiatives that will continue to build loyal, profitable relationships Customer and Technology •Development of new, comprehensive loyalty program in process •Deploy Blue Yonder space planning technology tools to drive efficiency Improved Offerings •Renew FSRs featuring new designs and offerings •New store offerings, including Private Label across the store •Partnership with Cleveland Clinic promoting healthy menu options Operational Excellence •Frictionless customer transactions •Demand-scheduling deployment to optimize labor 45 Future Value Creation

Sandy Rapp Information Technology SVP, Chief Information Officer

Background •Aging core technology •Complex, overly-customized systems •Lack of data governance and technology standards TA’s IT environment was outdated, overly-customized and experienced frequent business interruptions 47 Information Technology Resulting in… •Extensive site outages •Poor guest and team member experience •Unreliable reporting and inconsistent data •Slow responsiveness to changing needs

48 TA’s IT Leadership set guiding principles and objectives, creating the foundation and infrastructure to foster stability and growth Guiding Principles 1)Reliability 2)Simplicity 3)Mobility 4)Security 5)Adaptability Technology Now: Guiding Principles Objectives 1)Strengthen the core 2)Improve the guest experience 3)Increase team member efficiency 4)“One version of the truth” 5)Create foundation to support growth and scale

Office 365 Self- Checkout Mobile Loyalty Point Redemption Site Infrastructure Refresh Data Analytics and Governance Rolled Out Company Wide 10% Adoption and Growing 51% Adoption Rate Downtime Reduced by 50% Enabling Better Decision Making 49 Reduced downtime, improved guest experience, created a more collaborative work environment, and provided trusted analytical insights to support key financial, operational, and strategic decisions 49 IT: Accomplishments and Results

Truck Inventory and Fleet Sales TA Rewards / Loyalty E-Procurement Data & Analytics Capability and Infrastructure Real-time inventory and improved supply chain planning Modernized, app-based digital experience Vendor consolidation, negotiation and contract Improved insights for decision making 50 Comprehensive range of multi-year initiatives will create new capabilities for benefit of TA’s operations, guest experience and ultimately shareholder value 50 IT: On the Horizon

51 OngoingActivities •Experienced and elevated leadership •Staffing increase •Significant increase in funding over the past several years •Quarterly employee training •Constant improvement in awareness measures •Annual tabletop exercise •Third-party testing TA’s continued investments and focus on cyber security have broadened and deepened data and system security protections Focus on Cybersecurity Identify Protect Detect Respond Recover

Dean Bushey eTA SVP, Sustainability

53 TA’s expansive sites provide unique ability to accommodate co-existence of traditional and new-energy fuels during a long-term period of transition and change eTA: Our Value Proposition Large Sites On Highway Adaptable

Passenger EV Strategy

Strategic Rollout: Thoughtful passenger EV rollout based on utilization and adoption, when minimum financial viability exists

Current State

- Public Sector: Committed, incentives and mandates
- Utilities: Major regional differences, capacity limitations, and clean-gen challenges
- Private Sector: Committed but to varying degrees
- Consumer: Rise in demand for EVs with significant regional differences

TA's Targeted Rollout Plan

- Strategic, measured, careful
- Data-driven – predicted utilization rates
- Start in CA and other states with a similar profile





54

55 Daimler eCascadia electric 100% EV truck Tremendous uncertainty exists concerning grid capacity and most effective forms of energy and equipment providers require cautious capital allocation Extensive Uncertainty Means Long-Term Transition •Limited grid capacity and distribution (esp. clean-gen) •Massive energy requirements •Lengthy truck production and absorption time •Competing forms of possible energy "winners" all with limitations and challenges “Test and Explore with Partners” Approach •Create partnerships and JV's to gain exposure and visibility •Continue to be respected thought leaders in rapidly growing, innovative space •Actively engage with government •Pursue off-setting grant opportunities Trucking Strategy

Karen Kaminski SVP, Human Resources Tina Arundel Sr. Director, Communications Environmental, Social and Governance (ESG)

E S G Environmental Approach Social Approach Governance Approach Reducing our environmental footprint and protecting our communities Prioritizing our team members' and guests' well-being and fostering a diverse and inclusive community Ethical business practices combined with appropriate governance controls provides strength & stability Inaugural ESGReport Issued September 2022 57 TA’s ESG strategy fosters sustainability in the entire business and allows TAto be better stewards for all stakeholders 57 ESG Supports TA’s Business Strategy

•Business model limited to retail/discounted retail fuel sales •Established spill prevention technology •Field manager spill prevention training •In-place water conservation measures •Energy-efficient lighting •Recycling and waste reduction •Supporting transition to sustainable, alternative energy vehicles o HQ EV charger available to employees and community o Hydrogen with Shell at one location o Preparing to expand passenger EV o Evaluating procurement of EV's for TA vehicles 58 TA maintains systems and controls to prevent adverse environmental impacts, while focusing on improving utilization of natural resources 58 Environmental

43% women board members 29% board racial and/or ethnicdiversity 59 In 2020, TA engaged in a company-wide, inclusive process to fundamentally refresh its MVV, resulting in incredible team engagement 59 Social: Mission, Vision, Values 41% racial and/or ethnic diversity 29% board racial and/or ethic diversity 46% women 36% promotions awarded minority team members 47% promotions awarded women team members Figures provided reference fiscal year 2021.

•Well-being: benefits, workflexibility •Engagement: communication, recognition, training and development •Safe and welcoming guest experience •Positively impacting our industry and community partners •Committed to making a difference by serving others 60 TA is highly focused on treating each other and our guests with respect and dignity, while activelyengaging and leading in supporting the trucking community and particularly vulnerable members thereof 60 Social: Teammates, Guests and Community ©2022 Fortune Media IP Limited. All rights reserved.Used under license.

Equal opportunity employment •Annual policy review •DEI consultant for senior leaders and recruiting team Diversity in recruitment •Professional Diversity Network •Textio Veteran recruitment and support •Recruit Military •Transition Assistance Program (TAP) •Special Operators Transition Foundation 61 TA is committed to diversity and inclusion in how we treat each other, our customers and the community, beginning with our Diversity Statement Social: Diversity 88% Agree that TA hires people from a variety of different backgrounds 81% Agree everyone at TA has an equal opportunity to succeed 2021 Team Member Engagement Survey

Our Leadership •Board diversity and oversight •Industry leadership •Human rights Conduct and Ethics •Code of business conduct and ethics training •Confidential reporting Data Privacy and Security •Cybersecurity training and oversight •Program investment 62 TA is proud of the controls it maintains to ensure a reliable, ethical, safe and consistent execution that is sustainable and repeatable over time 62 Governance

Peter Crage Chief Financial Officer Long Term Strategic Financial Targets & Valuation Considerations

Transformation Success Solid Foundation for Continued Growth Bringing It Together… Looking Ahead Strong Business Fundamentals Proven Resilience Path to Further Improved Profitability Strong and Recurring Cash Flows Management Excellence Ample Liquidity Long Term Financial Targets 3 -5 Year View Current Valuation in Marketplace 64

Setting The Trajectory $131$146$220$296 2019202020212022 TTM Q2 65 Adjusted EBITDA (Dollars In Millions)

What will TA look like in 3-5 years?

Long-Term Financial Targets

Grow Fuel Volume & Non-fuel Revenue

- $75-125M annual average tuck in acquisitions
- Low to mid single digit fuel volume CAGR
- Mid to high single digit truck service revenue CAGR
- Low to mid single digit hospitality revenue CAGR
- Mid single digit fuel gross margin plus non-fuel revenue CAGR

Expand Fuel & Non-fuel Gross Margin

- Target to improve blended CPG into the range of 17 to 19 cents over the term
- Mid single digit total gross margin CAGR

Optimize Costs

- Maximize operating leverage through ~100-150bps improvement in labor / site operating expense over the term
- Maintain SG&A expense within range of 6.5% to 7.0% of fuel gross margin plus non-fuel revenues over the term

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What will TA look like in 3-5 years? Long-Term Financial Targets Adjusted EBITDA • Organic Growth and Initiative Tailwinds • $75-125M annual average tuck in acquisitions • ~30-35 Franchise Openings / Year • Potential to reach Mid $400M EBITDA in 3-5 years with upside opportunity to $500M 67

TA Valuation Current EBITDA multiple valuation (dollars in millions) Traditional EBITDA Multiple Analysis Adjusted for Lease Liability Market Cap (as of 9/16/22) $876$876 + Debt 524524 + Total Lease Obligations -1,769 -Cash (565)(565) Enterprise Value 8352,604 TTM Adjusted EBITDA 296296 + TTM Real Estate Rent Expense -258 Adjusted EBITDA(R) $296$554 EV / EBITDA(R)2.8x4.7x 68 As of June 30, 2022, unless otherwise noted.

Current Steady State Free Cash Flow Analysis (dollars in millions) Adjusted EBITDA $296 (1) Interest Expense (46) (1) Cash Taxes (10) (2) Maintenance Capex (100) (3) FCF Generation $140 Market Cap (as of 9/16/22) $876 FCF Generation / Market Cap 16% 69 (1)Trailing twelve months ended June 30, 2022. (2)Assumes net operating loss and tax credit carryforward utilization over the 3-5 yearterm. (3)Amount representative of steady state capital spending.

Capital Allocation Key Considerations • Maintain business • High return growth • Optimal capital resources stewardship Guiding Principles • Maximum flexibility • Strength • Liquidity 70 Evaluate opportunities to reduce cost of debt & capital

Management Team Commitment •Continuous pursuit of improved operational performance •Driving top-line growth •Controlling costs to optimize free cash flow •Deploying capital for desirable returns •Investing prudently in “smart sustainability” for the future •Enhanced engagement with investors and analyst community to tell the TA story 71

Jonathan Pertchik Chief Executive Officer

73 Following our 2+ year transformation … today a new beginning ResilienceStrengthEfficiencyGrowth Deliver strong financial performance in varying market conditions Maintain and continue to improve a strong and durable foundation Driving continual process improvement across TA Robust growth through internal improvement and network growth 73 Celebrating “Graduation Day”

Opportunity Ahead 74 74

Exhibits 75

Reconciliation of Non-GAAP Financial Measures 76

Notes to Reconciliation of Non-GAAP Financial Measures 77

Calculation of Free Cash Flow Generation 78